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                                                                  Exhibit 23.1

                             Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 1, 2003, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-101570) and related Prospectus of LP Innovations, Inc. for the registration of 9,459,419 shares of its common stock.



                                                  /s/ ERNST & YOUNG LLP
                                                  ----------------------------
                                                  Ernst & Young LLP


Boston, Massachusetts
November 10, 2003